UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Capital Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting
and Proxy Statement

Annual Meeting to Be Held
June 17, 2015

1 Main Street North
Minot, ND 58703
(701) 837-9600

May 1, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sleep Inn & Suites, 2400 10th Street SW, Minot, North Dakota 58701, commencing at 9:00 a.m. local time, on June 17, 2015.

The Secretary’s Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting.  During the Meeting we will also review the activities of the past year and items of general interest about the Company.

We hope that you will be able to attend the Meeting in person and we look forward to seeing you.  Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting.  You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/ John Carlson
John Carlson
President & Chief Executive Officer

Notice of 2015 Annual Meeting of Shareholders
To be held June 17, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held June 17, 2015

The Notice of 2015 Annual Meeting, Proxy Statement and 2014 Annual Report
to Shareholders are available at www.capitalfinancialholdings.com/proxy.

Notice is Hereby Given that the Annual Meeting of Shareholders (the “Meeting”) of Capital Financial Holdings, Inc., (the “Company”), a North Dakota corporation, will be held on June 17, 2015, at 9:00 a.m., local time, at the Sleep Inn & Suites, 2400 10th Street SW, Minot, North Dakota 58701, for the following purposes:

1.	To elect the Board of Directors of the Company.

2.	To ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.

3.	To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on May 1, 2015, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting.  All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose.  Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

The Board of Directors of the Company is soliciting the enclosed Proxy.  The Board of Directors recommends that you vote in favor of the proposed items.  Your vote is important.

By Order of the Board of Directors

/s/ Elizabeth A. Redding
Elizabeth A. Redding, Secretary

Minot, North Dakota
Dated:  May 1, 2015

Your Proxy and return envelope are enclosed with this notice.  In order to assure a quorum for the Transaction of Business at the Meeting, each Shareholder is asked to sign and return his or her Proxy in the enclosed envelope.   Every Proxy is important, whether you own one or many shares.  Please do it today.

1 Main Street North
Minot, ND 58703
(701) 837-9600

Proxy Statement
Annual Meeting of Shareholders
To be held June 17, 2015

General Information

The enclosed Proxy is being solicited by the Board of Directors (“Board”) of Capital Financial Holdings, Inc. (the “Company” or “CFH”), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders on June 17, 2015, at 9:00 a.m. local time (the “Meeting”) at the Sleep Inn & Suites, 2400 10th Street SW, Minot, North Dakota 58701, and at any postponement or adjournment thereof.  Only shareholders of record as of the close of business on May 1, 2015 (the “Record Date”) will be entitled to vote at the Meeting or any postponement or adjournment thereof.  When the accompanying Proxy (each, a “Proxy”) is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

Any Proxy may be revoked at any time before it is voted by written notice mailed or delivered to the secretary, by a receipt of a Proxy properly signed and dated subsequent to an earlier Proxy and by revocation of a written Proxy by request in person at the annual meeting of shareholders.  If not so revoked, the shares represented by the Proxy will be voted in accordance with the instructions on the Proxy form.

The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703.  This Proxy Statement and the Board’s form of Proxy are being mailed to shareholders on or about May 1, 2015.  Concurrent with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2014.

The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail.  Telephone, e-mail, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company.  The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

As of April 30, 2015, the Company had outstanding 1,241 common shares, $0.0001 par value, with each share being entitled to one vote, except for the election of directors, when shareholders are entitled to cumulate their votes.  Representation of a majority of the Company’s shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting.  When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting.  A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Because many of the Company’s shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting.  Shareholders are urged to:

(1)	read this Proxy Statement carefully;

(2)	specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3)	sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

Question and Answer Summary:  About the Meeting

What is being voted on at the Meeting?

The Company’s Board is asking shareholders to consider two items at this Meeting:

●	To elect three directors to the Company’s Board of Directors; and

●	To ratify the selection of Hein & Associates, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015.

Who can vote at the Meeting?

Our Board has set May 1, 2015, as the Record Date for the Meeting.  Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.  Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting.  On the Record Date, there were approximately 1,241 common shares outstanding held by approximately 300 shareholders of record.  Therefore, there are a total of approximately 1,241 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share.  To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer’s shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting.  Each vote will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying Proxy form and return it to us, it will be voted as you direct, unless you later revoke the Proxy.  Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted ”FOR” the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting.  If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy form in person.  If you hold your shares in “street name,” that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes.  Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 1, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting.  The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request.  However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. l.  Election of Directors.  The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.  Shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. l herein.

Proposal No. 2.  Ratification of Auditors.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of Hein & Associates LLP, as independent auditors for the fiscal year ending December 31, 2015.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, with respect to Proposal No. 2, broker non-votes are not counted for purposes of determining whether the proposal has been approved.  Therefore, for those matters affirmative abstentions will have the same effect as a vote against the proposal.

Votes cast by Proxy will be tabulated by Issuer Direct Corporation, an independent proxy service. The Company has appointed independent, impartial election inspectors for the Meeting who will count votes cast by Proxy or in person at the Meeting.

Proposal No. 1
Election of Directors

At the Meeting to be held on June 17, 2015, and at any and all postponements or adjournments thereof, it is intended that the Company’s shares represented by properly executed Proxies that are enclosed herewith will be voted to elect the director nominees, unless authority so to vote is withheld.  Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected.  If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of his or her removal, resignation, death or disqualification.  The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason.  If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.  The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee.  Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

The directors have voted to nominate three directors for election to hold office for a one-year term or until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below.

Following is certain information regarding the nominees for director:

Name	Age	Term Of Office With The Company	Positions And Offices With The Company

John Carlson	51	As CEO of CFS, 02-09-2011 to Present	Director, CEO
		As Director of CFH, 12-12-2013 to Present

Gordon Dihle	60	As Director of CFH, 11-07-2013 to Present	Director, President
		As President of CNR, 06-09-14 to Present

Elizabeth Redding	28	As CFO & Secretary of CFH, 03-26-2012 to Present	Director, CFO,
		As Director, 12-12-2013 to Present	Treasurer, Secretary
		As Treasurer & Secretary of CNR, 06-09-14 to Present

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.	The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.
Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company’s shares could elect all of the directors. It is expected that the Proxies received by the directors’ nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

John R. Carlson – Mr. Carlson attended Montana State University in Bozeman, Montana, pursuing education in Physics and Chemical Engineering.  He has passed several securities qualification examinations including the General Securities Representative, General Securities Principal, Uniform Securities Agent State Law, Registered Investment Advisor, Municipal Securities Principal, and insurance licenses for Life Insurance, Variable Life Insurance, Annuities and Variable Annuities, and Accident and Health Insurance.  From September of 1998 to July of 2002, Mr. Carlson worked as a Financial Advisor with a national financial services firm.  Mr. Carlson specialized in comprehensive financial planning relating to retirement, education, and risk management planning.  Mr. Carlson has been Chief Executive Officer and President of the Company since February 9, 2011, and a Director since December 12, 2013.  Since July of 2002, Mr. Carlson has served as a Director of Capital Financial Services, Inc., a subsidiary of the Company, and is currently that firm’s Chief Compliance Officer.

Gordon Dihle – Mr. Dihle received a B.S. in Accounting and Business Administration, Summa Cum Laude (1976) at Dickinson State University, Dickinson, ND and earned a J.D. with distinction at the University of North Dakota (1980) in Grand Forks, ND.  Mr. Dihle is a CPA licensed with the state of North Dakota, a member of the AICPA and an attorney licensed with the state of Colorado.  Mr. Dihle has been employed as an attorney and has been principal of Corporate Legal, LLC in Centennial Colorado since 1996 and was concurrently employed at Spencer Edwards, Inc., a securities brokerage firm from 2002 until November 2013 in various capacities as a general and financial principal.  Mr. Dihle has been the Chairman of Board of Directors of the Company since November 7, 2013, and had previously acted as general counsel for the Company from September 2009 until February 2011.  Mr. Dihle has been a Director of the Company since November 7, 2013. Since June 9, 2014, Mr. Dihle has served as a Director of Capital Natural Resources, Inc., a subsidiary of the Company, and is currently that firm’s President.

Elizabeth A. Redding – In 2010, Ms. Redding received a B.S. Degree in Business Management from Minot State University, Minot, North Dakota.  Ms. Redding served as the general manager of Spicy Pie, a restaurant located in Fargo, North Dakota, from 2009 to 2010.  From 2010 to 2011, Ms. Redding served as an administrative assistant and as a commission/accounting specialist at Capital Financial Services, Inc., a broker-dealer located in Minot, North Dakota and a subsidiary of the Company.  From 2011 to 2012, Ms. Redding served as a loan officer for Northern Tier Federal Credit Union located in Velva, North Dakota.  From 2012 to March 2014, Ms. Redding served as Treasurer of the Velva Association of Commerce, a local organization located in Velva, North Dakota. From 2012 to 2015, Ms. Redding served on the Board of the Velva Association of Commerce.  Ms. Redding has been employed by the Company since March 26, 2012, and has been its Chief Financial Officer and Secretary since March 26, 2012, and a Director since December 12, 2013.  Since June 9, 2014, Ms. Redding has served as a Director of Capital Natural Resources, Inc., a subsidiary of the Company, and is currently that firm’s Treasurer and Secretary.

There are no family relationships between any of our former or current officers and directors.

Certain Relationships and Related Transactions

There were no related party transactions that are required to be disclosed pursuant to Regulation S-K promulgated under the Securities Act of 1933, as amended.

Corporate Governance

Attendance at Board, Committee and Annual Shareholder’s Meetings

During the fiscal year ended December 31, 2014, the Board held four regular meetings and three special meetings.  All directors are expected to attend each meeting of the Board and the committees on which they serve, and are also expected to attend each annual meeting of shareholders.  Each director attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.  The annual meeting was held June 20, 2014 and all board members attended.  The present Board of Directors as a whole act as the Company’s Audit Committee.  Currently the entire board serves on the Nominating Committee and the Compensation Committee and, therefore, shareholders will have to rely upon the entire Board of Directors, all of whom are not independent under Rule 10A-3 of the Securities Act of 1934, to perform these functions.  Thus, there is a potential conflict in that board members who are management will participate in discussions concerning management compensation and audit issues that may affect management decisions.

Audit Committee

The Company’s Audit Committee is composed of Gordon Dihle, Elizabeth Redding and John Carlson, none of whom meet the independence requirements of the SEC with respect to audit committee membership.  However, because the Company is not listed on a national securities exchange, it is exempt from the requirements of Rule 10A-3 requiring that members of the audit committee be independent.  The Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor’s opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities.  The Audit Committee held four regular meetings in 2014.

The Audit Committee has adopted a formal, written charter, which was amended on March 9, 2004.  The charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.  The charter also outlines the Audit Committee’s pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service.  The Audit Committee Charter must be filed every three years.  It was last filed in 2013; it will be filed again in 2016.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2014, with members of management and the independent accountants.  The independent accountants discussed with the Audit Committee new accounting policies, management’s judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments.  Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented.  Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year 2014.

Director Independence

We are not currently a “listed company” under SEC rules and are therefore not required to have a board comprised of a majority of independent directors or separate committees comprised of independent directors.  We use the definition of “independence” under the NASDAQ Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board are independent.  In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and us, including those reported in this Proxy Statement under the caption “Certain Relationships and Related Transactions.”  The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent.  On the basis of such review and its understanding of such relationships and transactions, our Board has determined that none of our Board members is an independent director.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, and the requirements and strategic direction of the Company.  As required, The Board of Directors will seek out and recommend suitable candidates for consideration as members of the Board of Directors.

Code of Ethics

The Board has adopted a code of ethics for the principal executive officer, principal financial officer, controller and all persons performing similar functions.  The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflict of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  The code of ethics is available on the Company’s website at www.capitalfinancialholdings.com.

Executive Officers

The named executive officers of the Company and/or its subsidiaries (Capital Natural Resources, Inc., “CNR,” and Capital Financial Services, Inc., “CFS”) for fiscal year 2014 were John R. Carlson, Gordon Dihle and Elizabeth Redding.

Executive Compensation

The following table sets forth compensation information for the Company’s Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)

John R. Carlson,	2014	$122,000	$21,070	$0	$0	$0	$0	$333,739	$476,809
Director and CEO of CFH; President and CCO of CFS	2013	$116,500	$19,354	$0	$0	$0	$0	$38,396	$135,854

Elizabeth A. Redding,	2014	$66,500	$14,693	$0	$0	$0	$0	$3,920	$85,113
Director, CFO & Corporate Secretary of CFH; Treasurer and Secretary of CNR	2013	$60,742	$7,775	$0	$0	$0	$0	$0	$68,517

Gordon Dihle,	2014	$75,208	$0	$0	$0	$0	$0	$793	$76.001
Chairman of CFH; President of CNR	2013	$0	$0	$0	$0	$0	$0	$0	$0

(1)	All other compensation includes settlement proceeds, representative commissions, employer paid life insurance premiums and employer matched 401K contributions.

Narrative Disclosure to Summary Compensation Table

None of the Company’s Named Executive Officers have an employment contract with the Company.  Mr. Carlson’s annual compensation for 2015 is $127,000, Mr. Dihle’s annual compensation for 2015 is $135,000 and Ms. Redding’s annual compensation for 2015 is $70,500.  The Company matches contributions to the Named Executive Officers’ 401k plans as well as the 401k plans of all other employees of the Company to the extent of four percent.  The Company provides employer paid life insurance policies for all employees including the Named Executive Offices.  The Company also has a discretionary bonus pool for all employees including the Named Executive Officers.

Mr. Carlson is a registered independent representative of CFS and receives commissions.  Mr. Carlson received one time compensation of $289,858 in connection with settlement proceeds received by the Company per an agreement between CFS and Mr. Carlson.  Mr. Carlson is also entitled to severance pay pursuant to an “Individual Executive Involuntary Termination Severance Pay Plan” under which Mr. Carlson would be entitled to thirty nine weeks of base salary and continued payment of medical insurance for a period of up to twelve months following termination conditioned upon the meeting of certain criteria outlined in the plan.

Ms. Redding is also entitled to severance pay pursuant to an “Individual Executive Involuntary Termination Severance Pay Plan” under which Ms. Redding would be entitled to sixteen weeks of Employee’s then annual salary following termination conditioned upon the meeting of certain criteria outlined in the plan.

Mr. Dihle is not entitled to severance pay or the discretionary bonus pool.  Mr. Dihle did not receive executive compensation until June of 2014.

Fees Billed for Services Rendered by Independent Accountant

Audit and Non-Audit Fees

During the fiscal year ended December 31, 2014, Hein & Associates, LLP (“Hein & Associates”), the Company’s independent auditors and principal accountant, billed the Company the fees set forth below.  The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Hein & Associates during the Company’s fiscal year 2014 was compatible with maintaining the independence of Hein & Associates.

The following table presents fees for professional audit services rendered by Hein & Associates for the audit of the Company’s annual financial statements for the years ended December 31, 2014 and 2013, and fees billed for other services rendered by Hein & Associates

	2014	2013

Audit Fees(1)	$112,328	$118,288
Audit-Related Fees(2)	$2,000	$2,000
Tax Fees(3)	$19,930	$20,668
All Other Fees	$0	$0
______________________

(1)
Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees are fees principally for professional services rendered for the annual review of Capital Financial Services, Inc., related to the filing of the SIPC assessment form.
(3)
Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.  Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

Policy on Audit Committee Pre-Approval of Audit
and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gordon Dihle	$0	$0	$0	$0	$0	$0	$0

John R. Carlson	$0	$0	$0	$0	$0	$0	$0

Elizabeth Redding	$0	$0	$0	$0	$0	$0	$0

Gordon Dihle, Chairman of the Board, and John R. Carlson and Elizabeth Redding received no cash compensation for the year 2014 for their service as directors of the Company.  Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

Shareholder Say-on-Pay and Say-on-Frequency Votes

The Company provides its shareholders with the opportunity to cast an advisory vote on executive compensation (a "say-on-pay proposal") every three years.  At the Company's annual meeting of shareholders held in June of 2014, a substantial majority of the votes cast on the three-year say-on-pay proposal at that meeting were voted in favor of the proposal.  The Compensation Committee believes this affirms shareholders' support of the Company's executive compensation program, and did not change its program in 2014.  Executive compensation will be voted upon by shareholders again at the 2017 annual meeting.  The Compensation Committee will consider the outcome of the Company's say-on-pay vote when making future compensation decisions for the named executive officers.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Shareholders will have an opportunity at least every six years to cast an advisory vote on the frequency of say-on-pay proposals.  At the Company’s last annual meeting of shareholders, the Shareholders of the Company approved a say-on-pay vote every three years; thus, the next advisory vote on the frequency of say-on-pay proposals will occur at the 2017 annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2014, but were not timely filed with the exception of two reports which were timely filed.

Security Ownership of Beneficial Owners and Management

The following table sets forth, as of April 30, 2015, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding voting securities of the Company, each director, each executive officer named in the Summary Compensation Table on page 8, and all executive officers and directors as a group.

Name Of Beneficial Owner Or Identity Of Group	Amount And Nature Of Beneficial Ownership (2) As Of April 30, 2015		Percentage Of Outstanding Shares(3)

John Carlson(1)	24	(4)	1%

Gordon Dihle(1)	668	(5)	53%

Elizabeth Redding(1)	0		*

Executive officers and directors as a group (3 persons)	692		55%

* Less than 1% owned.

(1)	Officer and/or Director of the Company.
(2)	Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.
(3)
For each executive officer or director included in the table, percentage of outstanding shares is calculated by dividing the number of common shares beneficially owned by such officer or director by the 1,241 common shares the Company outstanding on April 30, 2015 and the number of shares that each officer or director had the right to acquire within 60 days of the record date.  This percentage assumes the exercise of outstanding options or warrants and conversion of preferred shares.

(4)	Includes 16 shares held directly by Mr. Carlson and 8 shares held by Mr. Carlson’s spouse.
(5)
Includes 25 shares held directly by Mr. Dihle, 97 shares held in Mr. Dihle’s IRA account, 187 shares held by Antelope Creek Realty & Energy Services, Inc., an entity controlled by Mr. Dihle, 351 shares held by the Dihle Chattel Trust of which Mr. Dihle is the Trustee, and 8 shares held by Joshua Dihle who resides with Mr. Dihle for which Mr. Dihle disclaims any voting power as to such shares

The Board Of Directors Recommends That You Vote “FOR” the Election of the Above Nominees as Directors.

Proposal No. 2
Ratification of Selection of Independent Auditors

The Board has selected Hein & Associates, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2015.  The shareholders of the Company are being asked to ratify this selection at the Meeting.  A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.   The firm of Hein & Associates, LLP has been providing accounting and auditing services for more than 30 years to both public and private companies in a variety of industries.  While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders.  If the selection is not ratified, the Board will reconsider its selection.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Hein & Associates, LLP as independent auditor for the Company for the year ending December 31, 2015.

The Board Of Directors Recommends That You Vote “FOR”the Ratification of the Appointment of Hein & Associates as. our Independent Registered public Accounting Firm

Other Matters

The Company’s management is not aware of any other matters that may come before the Meeting.  The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

A copy of the Annual Report to shareholders is enclosed with this Proxy Statement.  Copies of the Company’s 10-K Annual Report are available upon request by contacting Elizabeth Redding at the Company at 1 Main Street North, Minot, ND 58703.

Deadline for Submission of Shareholder Proposals
For Next Annual Meeting

Proposals of shareholders intended to be presented at the 2016 Meeting must be received by the Secretary of the Company, 1 Main Street North, Minot, North Dakota 58703, no later than December 14, 2015, for inclusion in the Proxy Statement and form of Proxy for such Meeting.  If notice of any other shareholder proposal intended to be presented at the 2016 Annual Meeting of shareholders but not intended to be included in the Company’s Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 5, 2016, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company’s Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

Voting Trustees and Their Nominees

Please advise the Company whether other persons are the beneficial owners of the Company’s shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company’s shares.

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company.  The Company will reimburse banks and brokers who hold the Company’s shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company’s shares.  To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers.  It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly.  Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose.  By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held.  Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

Dated: May 1, 2015	/s/ Elizabeth Redding
Elizabeth Redding
Secretary

CAPITAL FINANCIAL HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – JUNE 17, 2015 AT 9:00 AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Nicole Bertsch, with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Capital Financial Holdings, Inc. at the Annual Meeting of Shareholders to be held Wednesday, June 17, 2015 at the Sleep Inn & Suites, 2400 10th Street SW, Minot, North Dakota 58701, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.  Using a black or blue ink pen, indicate your vote by an ☒.  Please do not write outside the designated areas.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CPFH
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF CAPITAL FINANCIAL HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

THE BOARD OF DIRECTORS SOLICIT THIS PROXY CARD AND RECOMMEND A VOTE “FOR” EACH OF THE LISTED NOMINEES AND “FOR” PROPOSAL NO. 2.

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	To elect the following persons as directors of the Company to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.		☐	☐
	John Carlson				☐
	Gordon Dihle				☐	CONTROL ID:
	Elizabeth Redding				☐	REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN

To ratify the appointment of Hein & Associates, LLP as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ended December 31, 2015.
			☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
(Please Date, Sign, And Promptly Return This Proxy In The Enclosed Stamped Envelope.)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES, “FOR” PROPOSAL NO. 2.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXY NAMED ABOVE IN THEIR BEST JUDGMENT

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as name(s) appear on this proxy.  If joint account, each joint owner should sign.  If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Dated: ________________________, 2015

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)